                                                                    EXHIBIT 10.5

[BANK OF AMERICA LOGO]                                              [FLEET LOGO]

To:                            Wright Express Corporation
                               97 Darling Avenue
                               South Portland
                               ME 04106 2301
                               USA
Attn:                          Melissa Goodwin
Telephone:                     207-523-7643
Fax:                           207-523-7699
cc:                            Coleen Laprise
Telephone:                     207-523-7105
Fax:                           207-523-7104

From:                          Fleet National Bank
Department:                    Swaps Operations
Telephone:                     (+1)312 234 2732
Fax:                           (4-1)312 234 3603

Date:                          21st April 2005

Our Reference No:              4231865
Reference Name:                Puneet Kakar
Internal Tracking No:          13664665

Dear Sir/Madam,

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between Wright Express Corporation and Fleet National Bank (each a "party" and together "the parries") on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below (the "Agreement").

The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of 20th April 2005, as amended and supplemented from time to time, between the parties. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

In this Confirmation "Party A" means Fleet National Bank and "Party B" means Wright Express Corporation.

GENERAL TERMS:

The terms of the particular Transaction to which this Confirmation relates are as follows:

    Notional Amount:                         As per Schedule A attached hereto.

    Trade Date:                              20th April 2005

    Effective Date:                          22nd April 2005

    Termination Date:                        22nd April 2007, subject to adjustment in accordance with the
                                             Modified Following Business Day Convention

    FIXED AMOUNTS:

      Fixed Rate Payer:                      Party B

      Fixed Rate Payer
      Payment Dates:                         The 22nd of each Month, commencing on 22nd May 2005 and
                                             ending on the Termination Date, subject to adjustment in
                                             accordance with the Modified Following Business Day Convention

      Fixed Rate:                            3.85700 percent

      Fixed Rate Day
      Count Fraction:                        Actual/360

    FLOATING AMOUNTS:

      Floating Rate Payer:                   Party A

      Floating Rate Payer
      Payment Dates:                         The 22nd of each Month, commencing on 22nd May 2005 and
                                             ending on the Termination Date, subject to adjustment in
                                             accordance with the Modified Following Business Day Convention

      Floating Rate for initial
      Calculation Period:                    to be determined

      Floating Rate Option:                  USD-LIBOR-BBA

      Designated Maturity:                   1 Month

      Spread:                                None

      Floating Rate Day
      Count Fraction:                        Actual/360

      Reset Dates:                           First day of each Calculation Period

    BUSINESS DAYS:                           New York and London

    CALCULATION AGENT:                       Party A

RECORDING OF CONVERSATIONS:

Each party to this Transaction acknowledges and agrees to the tape recording of conversations between the parties to this Transaction whether by one or other or both of the parties or their agents, and that any such tape recordings may be submitted in evidence in any Proceedings relating to the Agreement and/or this Transaction.

ACCOUNT DETAILS:

  Account for payments to
  Party A:                                               USD
                                 Pay to:                 Bank of America NA New York
                                 ABA#:
                                 ATTN:                   BOFAUS3N

                                 For Account of :        Bank of America NA Charlotte
                                 Account Number :
                                 ATTN:                   BOFAUS6SGDS
                                 REF:                    Fleet Bank

  Account for payments to
  Party B:                                               USD
                                                         As advised under separate cover

OFFICES:

  The Office of Party A
  for this Transaction is:       Charlotte - NC, United States
                                 Please send reset notices to fax no. (+1 312) 234 3603

  The Office of Party B
  for this Transaction is:       South Portland - ME, United States

 Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by returning via telecopier an executed copy of this Confirmation to the attention of Global Derivative Operations (fax no.(+l 312) 234 3603).

                                             Accepted and confirmed as of the
                                             date first written:
Fleet National Bank                          Wright Express Corporation

                                             /s/ [ILLEGIBLE]

/s/ Dave Walker
---------------------
Dave Walker
Senior Vice President

Authorised Signatory                         By:
                                             Name:
                                             Title:

Our Reference Number: 4231865
Internal Tracking No: 13664665

                                   SCHEDULE A

CALCULATION PERIOD SCHEDULED TO COMMENCE ON:         NOTIONAL AMOUNT

22nd April 2005                                      USD 70,000,000.00
22nd May 2005                                        USD 70,000,000.00
22nd June 2005                                       USD 70,000,000.00
22nd July 2005                                       USD 70,000,000.00
22nd August 2005                                     USD 70,000,000.00
22nd September 2005                                  USD 70,000,000.00
22nd October 2005                                    USD 60,000,000.00
22nd November 2005                                   USD 60,000,000.00
22nd December 2005                                   USD 60,000,000.00
22nd January 2006                                    USD 60,000,000.00
22nd February 2006                                   USD 60,000,000.00
22nd March 2006                                      USD 60,000,000.00
22nd April 2006                                      USD 50,000,000.00

22nd May 2006                                        USD 50,000,000.00
22nd June 2006                                       USD 50,000,000.00
22nd July 2006                                       USD 50,000,000.00
22nd August 2006                                     USD 50,000,000.00
22nd September 2006                                  USD 50,000,000.00
22nd October 2006                                    USD 40,000,000.00
22nd November 2006                                   USD 40,000,000.00
22nd December 2006                                   USD 40,000,000.00
22nd January 2007                                    USD 40,000,000.00
22nd February 2007                                   USD 40,000,000.00
22nd March 2007                                      USD 40,000,000.00